UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 15, 2019

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	The NASDAQ Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 15, 2019, the Board of Directors of Patrick Industries, Inc. (the “Company”) approved an amendment to the Company’s By-laws effective as of that date. The amendment provides for an increase in the number of Directors of the Company up to a total of eleven (11) with the specific number of Directors to be determined from time to time by the Board of Directors. The current number of directors of the Company is nine.

A copy of the Amended and Restated By-laws, effective May 15, 2019, is filed hereto as Exhibit 3.1.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on May 15, 2019. The total shares outstanding on the record date, March 22, 2019, were 23,845,848. The total shares voted at the meeting in person or by proxy were 22,287,012 which represented 93.46% of the total outstanding eligible votes. Each of the director nominees were elected and each of the proposals voted upon at the annual meeting was adopted by the requisite shareholder vote. The results of the matters voted upon at the Annual Meeting of Shareholders are as follows:
Proposal 1 - Election of nine directors to the Board of Directors to serve until the 2020 Annual Meeting.

Directors	For	Withheld	Broker Non-Votes
Joseph M. Cerulli	19,551,859	783,635	1,951,518
Todd M. Cleveland	20,080,035	255,459	1,951,518
John A. Forbes	19,947,596	387,898	1,951,518
Michael A. Kitson	20,083,148	252,346	1,951,518
Pamela R. Klyn	20,288,413	47,081	1,951,518
Derrick B. Mayes	20,288,643	46,851	1,951,518
Andy L. Nemeth	20,122,721	212,773	1,951,518
Denis G. Suggs	20,283,418	52,076	1,951,518
M. Scott Welch	20,082,187	253,307	1,951,518
Proposal 2 - Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for fiscal year 2019. There were no broker non-votes.

For	Against	Abstain
21,817,566	462,027	7,419

Proposal 3 - To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2018.

For	Against	Abstain	Broker Non-Votes
16,989,728	3,259,465	86,301	1,951,518

Proposal 4 - To recommend, in an advisory and non-binding vote, the frequency of vote to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
19,088,875	17,280	1,200,366	28,973	1,951,518

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits
Exhibit 3.1 - Amended and Restated By-laws, effective May 15, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: May 20, 2019	By:	/s/ Joshua A. Boone
Joshua A. Boone
Vice President - Finance and Chief Financial Officer